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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

      The undersigned Chairman of the Board and Chief Executive Officer of First Keystone Financial, Inc. (the "Registrant") hereby certifies that the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Donald S. Guthrie
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Name: Donald S. Guthrie
Title: Chairman of the Board and Chief Executive Officer

Date: December 29, 2004